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                          UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                          Date of Report
                         November 4, 1996



                         ICE HOLDINGS, INC.
       (Exact Name of registrant as specified in its charter)



                             Delaware
           (State of other jurisdiction of incorporation)

        0-16205                                  33-0214792
  (Commission File No.)                   (IRS Employer I.D.
Number)


       7203 Earldom Ave., Playa del Rey, CA           90293
          (Address of Principal Office)      (Zip Code)


                           (310) 305-1766
         Registrant's telephone number, including area code



Registrants Former Name:  SKYDOOR MEDIA & ENTERTAINMENT, INC.

Registrants Former Address:  18101 Von Karmen Ave., Ste. 1940
                             Irvine, CA 92715

Item 1.   CHANGES IN CONTROL OF REGISTRANT

     (a) APPOINTMENT OF NEW DIRECTORS. On October 30, 1996, board directors Felicia Murray and Jocelyn Scroggins resigned from the board of directors nominating Mathew Zuckerman and Gregory Martin to fill their vacant seats.

Item 5.   OTHER MATTERS

     (a) Mathew Zuckerman has been nominated to act as the Company's President effective October 30, 1996. Felicia Murray formerly held this office.

     (b) Gregory Martin has been nominated to act as the Company's Vice President and Treasurer. Jocelyn Scroggins formerly held this office.

Item 6.   RESIGNATION OF DIRECTORS

     (a) Felicia Murray and Jocelyn Scroggins tendered their resignations effective October 30, 1996. Copies of the resignations appear as Exhibit 17. No disagreements precipitated the resignations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ICE HOLDINGS, INC.


/s/  Mathew Zuckerman                    Date: November 3, 1996
________________________________        ________________________
By:  Mathew Zuckerman
Title:  President















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EXHIBIT 17




                 RESIGNATION OF DIRECTOR


     I, FELICIA MURRAY, tender my resignation from the Board of Directors of ICE Holdings, Inc., effective this 30th day of October, 1996. My resignation was tendered in connection with a change in control of the company.

     DATED this 30th day of October, 1996.


/s/ Felicia Murray
_____________________
FELICIA MURRAY





                 RESIGNATION OF DIRECTOR

     I, JOCELYN SCROGGINS, tender my resignation from the Board of Directors of ICE Holdings, Inc., effective this 30th day of October, 1996. My resignation was tendered in connection with a change in control of the company.

     DATED this 30th day of October, 1996.


/s/ Jocelyn Scroggins
_____________________

JOCELYN SCROGGINS